EXHIBIT 10.47
DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH
60 Wall Street
New York, NY 10005
c/o Private Wealth Management
280 Park Avenue
NYC 03-0434
New York, NY 10017
Attention: Lending/ Edward F. Kane, Managing Director
October 27, 2008
BioMimetic Therapeutics, Inc.
389-A Nichol Mill Lane
Franklin, TN
Attention: Larry Bullock, CFO
Thank you for the fully executed Time Promissory Note of BioMimetic and the executed signature pages of BioMimetic on the Pledge Agreement and the Securities Account Control Agreement (the “SACA”). The Note has been accepted by the Bank and the Bank will be bound by its obligations as set forth in the Note (including, subject to terms and conditions thereof, those to make advances to BioMimetic from time to time).
Enclosed are the Bank’s executed signature pages for the Pledge Agreement and the SACA. The Bank is in the process of obtaining an executed signature page for the SACA from DB Securities.

Very truly yours, Deutsche Bank AG, Cayman Islands Branch
By:	/s/ Ned Kane
Name:
Title:

By:	/s/ William M. Crane
	Name:	William M. Crane
	Title:	Director